                                                                    EXHIBIT 10.2



                    THIRD AMENDMENT TO EMPLOYMENT AGREEMENT
                    ---------------------------------------

     AGREEMENT made as of January 24, 1997 between BENTHOS, INC., a Massachusetts corporation having its principal place of business in Falmouth, Massachusetts (the "Company") and SAMUEL O. RAYMOND, of Falmouth, Massachusetts (the "Executive"),

                                WITNESSETH THAT:
                                ---------------

     WHEREAS, the Company and the Executive are parties to a certain Employment Agreement, dated September 24, 1990, as first amended by instrument dated November 30, 1993, and further amended by instrument dated December 16, 1996 (the "Agreement"); and

     WHEREAS, the Company and the Executive hereto desire to further amend the Agreement in certain respects,

     NOW THEREFORE, in consideration of the mutual covenants herein expressed and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Executive hereto mutually agree as follows:

     1. All references in the Agreement to the title "Chief Scientist" are hereby deleted and the title "Director of Research" is substituted therefore.

     2. Effective as of the date hereof, the Agreement is hereby amended by deleting in its entirety the second paragraph of the first amendment to the Agreement, dated November 30, 1993, which second paragraph begins with the words "NOW THEREFORE", and substituting the following paragraph therefore:

          "Subject to the provisions of this Agreement, the Company shall pay to Executive for all services to be performed by Executive as Chairman Emeritus and Director of Research, during the term of this Agreement a salary of $72,000.00 per year."

     4. The Company and the Executive do hereby confirm, approve and ratify the

Agreement as amended hereby, in all respects and to all extents and purposes.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed in duplicate as a sealed instrument as of the day and year first above written.

     COMPANY:                            BENTHOS, INC.


                                         By: JOHN L. COUGHLIN
                                             ----------------
                                             John L. Coughlin, President


     EXECUTIVE:                              SAMUEL O. RAYMOND
                                             -----------------
                                             Samuel O. Raymond